Income Taxes	3 Months Ended
Jan. 31, 2019
Text block [abstract]
Income Taxes

Note 12: Income Taxes

In prior fiscal years, we were reassessed by the Canada Revenue Agency (CRA) for additional income taxes and interest of approximately $169 million, $116 million and $76 million, respectively, for certain 2013, 2012 and 2011 Canadian corporate dividends. In its reassessments, the CRA denied dividend deductions on the basis that the dividends were received as part of a “dividend rental arrangement”. The tax rules raised by the CRA in the reassessments were prospectively addressed in the 2015 and 2018 Canadian Federal Budgets. In the future, it is possible that we may be reassessed for significant income tax for similar activities in 2014 and subsequent years. We remain of the view that our tax filing positions were appropriate and intend to challenge any reassessment.